UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): (October 29, 2010) October 27, 2010

CHINA PACKAGING GROUP INC.

 (Exact name of registrant as specified in its charter)

Nevada	333-148232	26-1559574
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 2 Beitang Road

Xiaoshan Economic and Technological Development Zone

Hangzhou, Zhejiang Province 311215

People’s Republic of China

(Address of Principal Executive Offices)

(86) 571-82838805

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

As previously disclosed in the Form 8-K filed with the Securities and Exchange Commission on May 5, 2010, China Packaging Group Inc. (the “Company”) entered into a securities purchase agreement (as subsequently amended by Amendment Number 1 to Securities Purchase Agreement, the “Securities Purchase Agreement”), dated April 29, 2010, with certain accredited investors (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors shares of its common stock (the “Shares”) in a private placement transaction. On October 28, 2010, the Company and the Investors, as represented by Envision Capital Partners, L.P. in accordance with Section 6.4 of the Securities Purchase Agreement, entered into Amendment Number 2 to Securities Purchase Agreement (“Amendment No. 2”). Pursuant to Amendment No. 2:

•                  the definition of “Next Underwritten Public Offering” in the Securities Purchase Agreement was amended to remove the requirement that such an offering be for a price per share of no less than $6.86;

•                  sections 4.10, 4.12 and 4.13 were amended to provide that the Investors’ rights described therein will terminate upon the consummation of the Next Underwritten Public Offering; and

•                  section 4.16 was added pursuant to which the Investors agree not to sell Shares during a 180-day lock-up period following the closing of the Next Underwritten Public Offering. Pusuant to section 4.14 of the Securities Purchase Agreement, the Investors have the right to sell up to 50% of their Shares in specified financings, including the Next Underwritten Public Offering.

Except as expressly provided in Amendment No. 2, the Securities Purchase Agreement remains unchanged and continues in full force and effect as amended by Amendment No. 2.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Current Report on Form 8-K by reference.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 27, 2010, the Company received notification from the local administration of industry and commerce of the agency’s approval of the Company’s acquisition of Suzhou Asian & American Paper Products Co. Ltd. Upon such notification, the Company and the selling shareholder parties to the Equity Transfer Agreement dated August 16, 2010 consummated the acquisition. For details regarding terms of the Equity Transfer Agreement, see the Company’s Current Report on Form 8-K filed on August 19, 2010 and Exhibit 10.1 thereto.

On October 29, 2010, the Company received notification from the local administration of industry and commerce of the agency’s approval of the Company’s acquisition of Hangzhou Shengming Paper Co., Ltd. Upon such notification, the Company and the selling shareholder parties to the  Share Exchange Agreement dated July 1, 2010 consummated the acquisition. For details regarding terms of the Share Transfer Agreement, see the Company’s Current Report on Form 8-K filed on July 7, 2010 and Exhibit 10.1 thereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits

The Equity Transfer Agreement is incorporated by reference as Exhibit 10.1 in the Current Report on Form 8-K filed on August 19, 2010.

The Share Exchange Agreement is incorporated by reference as Exhibit 10.1 in the Current Report on Form 8-K filed on July 7, 2010.

Exhibit No.	Description

10.1	Amendment Number 2 to Securities Purchase Agreement, dated as of October 28, 2010, by and among China Packaging Group Inc. and Envision Capital Partners, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Packaging Group Inc.

Date: October 29, 2010

/s/ Daliang Teng
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Number 2 to Securities Purchase Agreement, dated as of October 28, 2010, by and among China Packaging Group Inc. and Envision Capital Partners, L.P.